UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): February 4, 2020

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-109118	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 200, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment to U.S. LA Fitness License Agreement

As previously disclosed, on September 24, 2019, Novomerica Health Group Inc. (“Novomerica”), a wholly owned subsidiary of Novo Integrated Sciences, Inc. (the “Company”), entered into a Master Facility License Agreement (the “U.S. License Agreement”) with Fitness International, LLC and Fitness & Sports Clubs, LLC (together with Fitness International, LLC, “LA Fitness U.S.”). On February 4, 2020, Novomerica entered into the First Amendment to Master Facility License Agreement with Fitness International, LLC (the “U.S. License Amendment”).

Pursuant to the terms of the U.S. License Agreement, the parties agreed that from time to time as set forth in the U.S. License Agreement or as the parties otherwise agree, Novomerica may wish to identify sublicensees to provide certain services in facilities operated by LA Fitness U.S., and LA Fitness U.S. may desire to grant to such sublicenses the right to do the same. Upon execution of applicable documentation as may be required by the U.S. License Agreement, the sublicensee (which may be Novomerica, if Novomerica desires to provide Services (as hereinafter defined) itself) shall have the right, subject to the terms of the U.S. License Agreement, to (i) occupy and use, on an exclusive basis, for the purposes of providing outpatient physical and/or occupational therapy as provided in the U.S. License Agreement (the “Services”), with the applicable LA Fitness U.S. facility, and (ii) access and use, on a non-exclusive basis, for the purpose of providing the Services, the applicable facility’s equipment and a pool lane, and (iii) use, on a non-exclusive basis, the applicable facility’s common areas solely as necessary to access the facility’s service area, equipment and a pool lane.

Pursuant to the terms of the U.S. License Agreement, six separate initial licenses in Ohio were granted. Novomerica agreed to develop and open for business (i) at least four of such facilities by December 31, 2019, and (ii) beginning in January 2020, at least two of such additional facilities per calendar month until all such facilities are opened for business (the “U.S. Development Schedule”).

The U.S. License Amendment had the effect, among other things, of (a) reducing the number of initial Ohio licenses to five, and (b) adjusting the U.S. Development Schedule such that Novomerica agreed to develop and open for business (1) at least two of such facilities by June 30, 2020, (2) at least two additional facilities by September 30, 2020, and (3) the final remaining facility by December 31, 2020. Pursuant to the terms of the U.S. License Amendment, in the event that Novomerica fails to meet the U.S. Development Schedule, the initial licenses that Novomerica has developed and opened for business will remain unaffected; however, Novomerica will lose the right to develop the remaining licenses.

Except as set forth in the U.S. License Amendment, all terms of the U.S. License Agreement remain in full force and effect.

The foregoing description of the U.S. License Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the U.S. License Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

First Amendment to Canada LA Fitness License Agreement

As previously disclosed, on September 24, 2019, Novo Healthnet Limited, Inc. (“NHL”), a wholly owned subsidiary of the Company, entered into a Master Facility License Agreement (“Canada License Agreement”) with LAF Canada Company (“LA Fitness Canada”). On February 4, 2020, NHL entered into the First Amendment to Master Facility License Agreement with LA Fitness Canada (the “Canada License Amendment”).

Pursuant to the terms of the Canada License Agreement, the parties agreed that from time to time as set forth in the Canada License Agreement or as the parties otherwise agree, NHL may wish to identify sublicensees to provide certain services in facilities operated by LA Fitness Canada, and LA Fitness Canada may desire to grant to such sublicenses the right to do the same. Upon execution of applicable documentation as may be required by the Canada License Agreement, the sublicensee (which may be NHL, if NHL desires to provide Services (as hereinafter defined) itself) shall have the right, subject to the terms of the Canada License Agreement, to (i) occupy and use, on an exclusive basis, for the purposes of providing the Services, with the applicable LA Fitness Canada facility, and (ii) access and use, on a non-exclusive basis, for the purpose of providing the Services, the applicable facility’s equipment and a pool lane, and (iii) use, on a non-exclusive basis, the applicable facility’s common areas solely as necessary to access the facility’s service area, equipment and a pool lane.

Pursuant to the terms of the Canada License Agreement, 18 separate initial licenses in Ontario, Canada and Alberta, Canada were granted. NHL agreed to develop and open for business (i) at least four of such facilities by December 31, 2019, and (ii) beginning in January 2020, at least two of such additional facilities per calendar month until all such facilities are opened for business (the “Canada Development Schedule”).

The Canada License Amendment had the effect, among other things, of (a) reducing the number of initial Canadian licenses to 17, and (b) adjusting the Canada Development Schedule such that NHL agreed to develop and open for business (1) at least four of such facilities by March 31, 2020, (2) at least six additional facilities by June 30, 2020, (3) at least six additional facilities by September 30, 2020, and (4) the final remaining facility by December 31, 2020. Pursuant to the terms of the Canada License Amendment, in the event that NHL fails to meet the Canada Development Schedule, the initial licenses that NHL has developed and opened for business will remain unaffected; however, NHL will lose the right to develop the remaining licenses.

Except as set forth in the Canada License Amendment, all terms of the Canada License Agreement remain in full force and effect.

The foregoing description of the Canada License Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Canada License Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Master Facility License Agreement dated February 4, 2020 by and between Novomerica Health Group Inc. and Fitness International, LLC.
10.2	First Amendment to Master Facility License Agreement dated February 4, 2020 by and between Novo Healthnet Limited, Inc. and LAF Canada Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: February 10, 2020	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer